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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 10, 1996


CUSTOMEDIX CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE                           1-7081                          22-1844840
(State or other                 (Commission                     (I.R.S. Employer
jurisdiction of                 File Number)                     Identification
incorporation)                                                       Number)


53 NORTH PLAINS INDUSTRIAL ROAD, WALLINGFORD, CONNECTICUT 06492
(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code:
(203) 284-9079



                                                Page 1 of  23  Pages
                                                Exhibit Index appears on Page  4
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Item 5.  Other Events.

         On June 10, 1996, Customedix Corporation (the "Company") executed an Agreement and Plan of Merger with CUS Acquisition, Inc., a newly-formed Delaware corporation to be wholly-owned by Dr. Gordon S. Cohen, Chairman of the Board and Chief Executive Officer of the Company, and a partnership comprised of trusts for the benefit of members of the Cohen family. Consummation of the merger is subject, among other things, to approval by the stockholders of the Company. The press release of Customedix Corporation, dated June 10, 1996, is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) (b)  Not applicable.

(c) Exhibits

    Exhibit 2     -   Agreement and Plan of Merger, dated as of June 10, 1996,
                      between Customedix Corporation and CUS Acquisition, Inc.

    Exhibit 99    -   Press Release of Customedix Corporation, dated June 10,
                      1996.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 12, 1996                              CUSTOMEDIX CORPORATION


                                           By:   /s/ Martin L. Schulman
                                                --------------------------------
                                               Name:  Martin L. Schulman
                                               Title: President



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                                  EXHIBIT INDEX

                                                                   Sequentially
                                                                     Numbered
Exhibit No.                 Description                                 Page

   2                Agreement and Plan of Merger,
                    dated as of June 10, 1996,
                    between Customedix Corporation
                    and CUS Acquisition, Inc.

  99                Press Release of Customedix
                    Corporation, dated June 10, 1996.



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